============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  May 7, 2009
                                                         -----------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on April 29, 2009 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 7, 2009                            REUNION INDUSTRIES, INC.
       -----------                              (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2	-

































UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period: MARCH 2009
									      ----------
                                          Federal Tax I.D. # 06-1439715
										-----------

CORPORATE MONTHLY OPERATING REPORT


REQUIRED DOCUMENTS                Form No.        Document   Explanation
								  Attached    Attached
-----------------------------    --------------   --------  ------------
Schedule of Cash Receipts
	and Disbursements		     MOR-1		    YES	     N/A
Bank Reconciliations		     MOR-1(CON'T)	    YES          N/A
Statement of Operations		     MOR-2		    YES 	     N/A
Balance Sheet			     MOR-3		    YES	     N/A
Status of Post-petition Taxes	     MOR-4		    YES	     N/A
Summary of Unpaid Post-petition
	Debts				     MOR-4		    YES	     N/A
Accounts Receivable 		     MOR-5		    YES	     N/A
Taxes Reconciliation & Aging	     MOR-5		    YES	     N/A
Payments -Insiders/Professionals   MOR-6		    YES	     N/A
Post Petition Status of Secured
	Notes, Leases Payable	     MOR-6		    YES	     N/A
Debtor Questionnaire		     MOR-7		    YES	     N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date APR. 27, 2009
			      -------------------------	     -------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/4
CASH RECEIPTS AND DISBURSEMENTS
MARCH 2009
----------


	Cash - beginning of period excluding		     $  4,959,814

	Plus: Collections on receivables				  1,238,078
	Plus:	Miscellaneous/Titan receipts				     89,873

	Less: Disbursements
		Net payroll							    307,737
		Payroll taxes						    127,429
		Titan disbursements					     18,484
		Other operating 						  1,479,470
		Income Tax payments					          -
		Reorganization:
			Professional fees					          -
			U.S. Trustee fees					          -
										 ----------
							Total			  1,933,120
										 ----------

	Cash - end of period					     $  4,354,645
										 ==========































						- A-2 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/4
BANK RECONCILIATION
AS OF MARCH 31, 2009
--------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER				2161326		2184149		2880718		10382890


Balance per books			$(25,782)	$(1,500)	$(40,549)	$      0
					========	=======		========	========

BANK BALANCE 				$    155	$     0		$ 18,804	$    710
Deposits in transit
Outstanding checks			 (25,937)	 (1,500)	 (59,353)	    (710)
Other - explain below
					--------	-------		--------	--------

Adj. Bank Balance			$(25,782)	$(1,500)	$(40,549)	$      0
					========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/4
BANK RECONCILIATION
AS OF MARCH 31, 2009
--------------------






BANK				PNC BANK	PNC BANK	PNC BANK
TYPE				PENSION		COLLATERAL	CARVE-OUT
ACCOUNT NUMBER			1011567058	1019820572	1019820847


Balance per books		$      0	$2,736,422	$1,516,372
				========	==========	 =========

BANK BALANCE 			$  7,224	$2,736,422	$1,516,372
Deposits in transit	       	       0
Outstanding checks		  (7,224)
Other - explain below		--------	----------	 ---------
Adj. Bank Balance		$      0	$2,736,422	$1,516,372
				========	==========	 =========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/4
BANK RECONCILIATION
AS OF MARCH 31, 2009
--------------------






BANK				FIFTH THIRD	FIFTH THIRD	 Chase	      Chase
TYPE				OPERATING	  PAYROLL	Operating    Royalty
ACCOUNT NUMBER			7512940417	  1065629	1690008469  1820765236


Balance per books		$  33,181	$       0	$ 54,999    $  81,502
				=========	 ========	 =======     ========

BANK BALANCE 			$ 253,849	$  10,723	$ 72,444    $  96,698
Deposits in transit
Outstanding checks		 (220,668)       (10,723)      (17,445)     (15,196)
Other - explain below
				---------	 --------	 -------     --------

Adj. Bank Balance		$  33,181	$       0	$ 54,999    $  81,502
				=========	 ========	 =======     ========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)
											Adjusted
									              Post
								       Month of  Petition to
									  Mar-09	31-Mar-09
									 --------	---------

Net Sales								$  1,020	$ 36,265
Cost of Sales:
	Standard Cost						     711	  26,544
	Variances & Other						     161	   3,471
									  ------	 -------

	Gross Profit						     148	   6,250

Operating Expenses:
	Marketing							      49	   1,433
	General & Admin						     329	   6,104
									  ------	 -------

	Operating Profit						    (230)	  (1,287)

Other Income(Expense)						      32 	  39,418
Equity in China JV						      35       1,051
Reorganization exp:
	Professional fees						       -        (339)
	U.S. Trustee fees						       -  	     (71)
	Other
	Adequate Protection Paym't Exp.			       - 	    (450)
Interest Expense - excluding Adequate
	Protection Payments					     (16) 	  (4,969)
									  ------	 -------

	Profit before tax						    (179)	  33,353

Income Tax									 0	  (1,300)
									  ------	 -------

	Net Income							$   (179)	$ 32,053
									  ======	 =======



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.









						- A-6 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)
								 Adjusted
					26-Nov-07		28-Feb-09	31-Mar-09
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$   4,960	$  4,355
Net Receivables			    7,166		    2,110	   1,888
Net Inventory			   12,369		    2,461	   2,817
Other Current Assets		    3,029		    1,453	   1,469
					  -------     	  -------	 -------
		Current		   23,318		   10,984	  10,529

Net Property			    6,300		    3,427	   3,444
Goodwill				   10,994		    1,491	   1,491
CSV policies			    2,200		    2,003	   1,990
Interest in China JV		    3,009		    4,025	   4,060
					  -------		  -------	 -------
		Total			$  45,821		$  21,930	$ 21,514
					  =======		  =======	 =======
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    3,092	   1,084
Accrued Income Taxes		        0		    1,311	   1,311
Accrued Interest			      544		    1,688	   1,694
Customer Deposits			    4,424		        0	       0
Accrued Other			    4,272		    5,167	   6,931
					  -------		  -------	 -------
		Current		   12,545		   11,258	  11,020

Secured Debt and interest	   53,418		      500	     500
Other Liabilities			    3,101		    1,183	   1,184
					  -------		  -------	 -------
		Total Liabilities	   69,064		   12,941	  12,704

Total Equity			  (23,243)		    8,989	   8,810
					  -------		  -------	 -------

		Total			$  45,821		$  21,930	$ 21,514
					  =======		  =======	 =======


















						- A-7 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/3
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF MARCH 31, 2009
--------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached pages 2 to 3
	-----------------------------------------
		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		$  563    $ 163   $  50    $   0    $   308     $ 1,084
Wages Payable			    94    					        94
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		     0               71  	  	    5	        76
Amounts due Insiders		     3        4       4	 4	  126	       141
				  ----      ---     ---      ---      -----       -----
	Total			$  660    $ 167   $ 125    $   4    $   439     $ 1,395
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in the last half of March that were
	paid in April.
Professional fees are due Reid and Riege and are awaiting Bankruptcy Court
	approval.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-8 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/3
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS
MARCH 2009
----------

DATE
PAID			HANNA		HQ		TOTAL
----			------	------	-------
MARCH
02			 				      0
03							      0
04							      0
05							      0
06			 11,256				 11,256
09							      0
10							      0
11							      0
12			 11,444		12,610		 24,054
13			 18,602				 18,602
16							      0
17							      0
18							      0
19			 11,617				 11,617
20							      0
23							      0
24							      0
25							      0
26			 11,602				 11,602
27			 18,541 	12,716		 31,257
30							      0
31							      0

			-------		------		-------
TOTAL			 83,062		25,326		108,388
			=======		======		=======







































						- A-9 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 3/3
PA., IL, IN AND WI WITHHOLDING TAX AND SUTA PAYMENTS
MARCH 2009
----------

DATE
PAID			HANNA		 HQ		TOTAL
----		      --------	       ------	       ------
MARCH
02							    0
03							    0
04							    0
05							    0
06			2,552				2,552
09							    0
10							    0
11							    0
12			2,601 		1,713		4,314
13			2,820				2,820
16							    0
17							    0
18							    0
19			2,573		   		2,573
20							    0
23							    0
24							    0
25							    0
26			2,549				2,549
27			2,520		1,713		4,233
30							    0
31							    0
			------		-----	      ------

TOTAL			15,615		3,426	      19,041
			======		=====        ======








































						- A-10 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF MARCH 31, 2009
--------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month			$ 2,232
		Plus: Invoiced during the month			  1,009
		Less: Amounts collected					 (1,238)
		Less: Credits/Adjustments				     (1)
										 ------
		Trade Receivables - end of month			$ 2,002
										 ======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30								$   969
		31-60								    598
		61-90								    311
		91+								    124
										 ------
			Total	trade receivables				  2,002
		Non-trade receivables					     12
		Less: Reserve for bad debts				   (126)
										 ------
		Net Receivables - per balance sheet			$ 1,888
										 ======


TAXES PAYABLE								$     -
-------------								 ======

		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




















						- A-11 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
MARCH 2009
----------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $     0		$ 19,500
Charles E. Bradley		Director fees	  $ 9,833		$157,328
Thomas L. Cassidy			Director fees	  $     0		$ 19,500
Thomas Certo			Director fees	  $ 1,500		$  4,500
David E. Jackson			Director fees	  $ 1,500		$ 24,000
Joseph C. Lawyer			Director fees	  $ 4,625		$ 74,000
John G. Poole			Director fees	  $ 5,000		$ 80,000
Kimball J. Bradley, CEO		Salary		  $32,627		$522,032
John M. Froehlich, CFO		Salary		  $18,255		$292,080
Thomas J. Vogel, VP		Salary		  $     0		$169,200

PROFESSIONALS:
--------------
											   TOTAL
				DATE OF		    PAID THIS	 TOTAL  INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO   AND
				 ORDER	APPROVED	AMOUNT	  DATE   UNPAID
				-------	--------  ---------	------- --------

Reid and Riege, PC     11/28/07   $ 545,036  $       0    $ 545,036  $75,592



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------


						 MONTHLY	  PAID	  POST
						 PAYM'TS	 DURING	PETITION
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  U.S. Bank, as Trustee		 $      0	$       0 	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0









						- A-12 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
MARCH 2009
----------

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?						 	 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT THIS REPORTING PERIOD? 					 X
3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY POST-PETITION
	TAX RETURNS?										 X
4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER NECESSARY
	INSURANCE COVERAGES EXPIRED OR CANCELLED, OR HAS THE DEBOR
	RECEIVED NOTICE OF EXPIRATION OR CANCELLATION OF SUCH POLICIES?			 X
5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM PAYMENT?			 X
6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD?									 X
7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES?									 X
8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
12.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
14.ARE ANY WAGE PAYMENTS PAST DUE?								 X
15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		 	 X
16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?				 X
17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS TO ATTORNEYS
	OR OTHER PROFESSIONALS?								 X
18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION OUTSTIDE OF
	THE NORMAL COURSE OF BUSINESS?							 X
































						- A-13 -